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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14683) of our report dated January 22, 1999 (except as to Note 14, which is as of February 1, 1999,) appearing in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 29, 1999